4Q 2011 Earnings Conference Call

March 2, 2012
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:

❑Increasing competition in the communications industry; and

❑A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

SHENTEL

	12/31/10	12/31/11	Change
Wireless	301,765	355,720	53,955
Cable (RGUs)	128,262	137,238	8,976

Positive net postpaid additions in every quarter since 1999

4Q’11 Highlights

❑ Customer Growth
❑ Revenue Growth
 Revenues reach one-quarter billion

 Revenue grew 15% over 4Q’10 to $66.5 million.

❑ Cash Dividend
 52nd consecutive year of annual dividends

222.8
-
234.8
67.0
248.6
107.1
12/31/2009
12/31/2010
12/31/2011
Postpaid
Prepaid

Wireless Highlights

PCS Customers (000s)
❑ Rapid Prepaid Growth
 Q4’11 net additions of 8,828;
 107,100 prepaid subs at
 12/31
❑ Steady Postpaid growth
 Postpaid customers up 6% in
 the last year

❑ Postpaid Churn improves
 Annual churn of 1.8%
 compared to 1.9% for 2010

❑ Earnings Improve
 Annual operating income up
 by $5.0 million over 2010

Cable Highlights

❑ Cable Upgrades
 ▶ Former JetBroadband markets acquired in mid-2010
 are approximately 51% complete

 ▶ Remainder scheduled for 2012
❑ RGU Growth
 ▶ Total RGU growth of 7% during 2011
 ▶ 137,238 RGUs at 12/31/2011

SHENTEL

$18.1
$13.0
2010
2011

$18.8
$13.5
2010
2011

2011 Financial Highlights

Net Income
(in millions)
Net Income from Continuing Operations
(in millions)

Adele Skolits
CFO and VP of Finance

SHENTEL

(in thousands)	For the Quarter Ended: 12/31/10	12/31/11	Change
Operating Income	$7,437	$8,035	$598
Depreciation and Amortization	13,704	13,615	(89)
OIBDA	**$21,141**	**$21,650**	**$509**
Less: (gain) loss on asset sales	131	(174)	(305)
Share Based Compensation	136	172	36
Acquisition Costs	75	0	(75)
Adjusted OIBDA	**$21,483**	**$21,648**	**$165**

Profitability

Adjusted OIBDA ($ thousands)

SHENTEL

(in thousands)	Wireless Q4'10	Wireless Q4'11	Cable Q4'10	Cable Q4'11	Wireline Q4'10	Wireline Q4'11
Operating Income	$ 8.2	$ 10.0	$ (3.3)	$ (4.3)	$ 3.4	$ 3.1
Depreciation and Amortization	6.3	5.7	5.4	5.7	2.0	2.2
OIBDA	**14.5**	**15.7**	**2.1**	**1.4**	**5.4**	**5.3**
Less: (gain) loss on asset sales	-	(0.5)	0.1	0.1	-	0.1
Share based compensation	0.1	0.1	-	0.1	0.1	0.1
Pension settlement/curtailment	-	-	-	-	-	-
Acquisition costs	-	-	0.1	-	-	-
Adjusted OIBDA	**$ 14.6**	**$ 15.3**	**$ 2.3**	**$ 1.6**	**$ 5.5**	**$ 5.5**

Adjusted OIBDA by Segment

SHENTEL

4.0
2.0
-
(2.0)
(4.0)
3.5
3.3
(0.1)
(0.6)
(1.0)
(2.1)
(2.2)
Postpaid Revenue
Prepaid Revenue
Other
Prepaid Support Costs
Network Operating Costs
Prepaid Acquisition
Postpaid Acquisition

Wireless Segment - Change in Adjusted
OIBDA Q4’11 vs. Q4’10

1.5
1.0
0.5
-
(0.5)
(1.0)
(1.5)
(2.0)
1.0
0.5
0.4
0.1
0.1
(0.1)
(0.6)
(0.7)
(1.4)
Internet Revenues
Equipment Revenues
Voice Revenues
Video Revenues
Other
Customer Service
Programming Costs
Network & Backhaul
Customer Acquisition & Branding

Cable Segment - Change in Adjusted
OIBDA Q4’11 vs. Q4’10

1.5
1.0
0.5
-
(0.5)
(1.0)
(1.5)
1.1
(0.5)
(0.6)
Facility Revenue
Directory Revenue
Other

Wireline Segment - Change in Adjusted
OIBDA Q4’11 vs. Q4’10

Earle MacKenzie
EVP and COO

248.6
234.8
222.8
12/31/2009
12/31/2010
12/31/2011

Key Operational Results - Wireless

PCS Postpaid Customers (000s)

Key Operational Results - Wireless

Annual Gross Additions - Postpaid
Annual Net Additions - Postpaid
■ 6% YOY postpaid net
 growth

■ Q4 2011 net adds of
 5,072, a 21% increase
 over Q4 2010.

■ Q4 2011 churn of 1.89%
 up from 1.85% in Q4 2010

■ 2011 annual churn of
 1.78% improved from
 1.89% in 2010

Voice
Data
$55.54
$22.63
$32.91
Q4'10
$59.44
$27.47
$31.97
Q4'11

Key Operational Results - PCS

Gross Billed Revenue per Postpaid User - Data & Voice 1

1 - Before Service credits, bad debt, Sprint Nextel fees.

SHENTEL

Total Up 10%
Net Up 9%
24.8
5.6
15.1
$105.7
29.2
5.3
16.7
$115.0
2010
2011
Management & Service Fees*
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Annual Gross Billed Revenues - Postpaid ($ millions)

$151.2
$166.2
* The Net Service Fee percentage increased from 8.8% to 12% effective 6/1/2010

Postpaid PCS Customers Top Picks Q4 2011

■ Smartphones made up 53% of
 the Postpaid base in Q4 2011,
 up from 48% in Q3 2011 and
 34% in Q4 2010

■ Top Service Plans - Gross Adds

 ▶ Everything Data Family
 1500 - 56%
 ▶ Everything 450 - 18%

 ▶ Everything Messaging
 Family 1500 - 2%

■ Top Devices - New Activations
 - All Channels
 ▶ iPhone    16%
 ▶ HTC EVO 4G  10%
 ▶ HTC EVO 3D           8%
 ▶ LG Optimus S       7%
 ▶ Nexus S    6%

iPhone Statistics - Q4’11

■ 16% of Q4 Gross Adds

■ 36% of iPhones were sold or upgraded in Shentel-
 controlled channels
■ 3.6% of 12/31/11 Postpaid customers had the iPhone

 ▶ 58% iPhone 4S
 ▶ 42% iPhone 4

SHENTEL

Net Additions
Gross Additions
19.2
10.8
23.2
13.3
22.9
11.0
19.5
6.9
20.7
8.8
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

49,885
66,956
107,100
Dec 2009
Jul 2010
Dec 2010
Dec 2011

PCS Prepaid Statistics
Gross Additions (000s)
Cumulative Customers

4.6%
4.5%
4.6%
4.4%
3.9%
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

$18.73
$21.42
$21.72
$22.31
$22.33
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

PCS Prepaid Statistics
Churn %
Average Gross Billed Revenue

150,000
120,000
90,000
60,000
30,000
-
128,262
130,700
131,010
135,755
137,238
6,340
7,089
7,794
8,842
9,881
31,832
33,472
33,680
35,651
37,021
90,090
90,139
89,536
91,262
90,336
Dec 2010
March 2011
June 2011
Sept 2011
Dec 2011
Voice
High Speed Internet
Video

Cable - RGU Growth by Quarter

Customers   74,178 74,657 73,930   75,131  75,348
RGU's/Customer 1.73 1.75 1.77   1.81   1.82

SHENTEL

	12/31/2009	12/31/2010	12/31/2011
Homes Passed	**56,268**	**178,763**	**182,156**
Basic Video			
Customers	23,022	67,235	64,979
Penetration	40.9%	37.6%	35.7%
Digital video customers	6,487	22,855	25,357
Digital video penetration	28.2%	34.0%	39.0%
High-speed Internet			
Available Homes	25,748	144,099	156,119
Customers	2,525	31,832	37,021
Penetration	9.8%	22.1%	23.7%
Voice			
Available Homes	-	118,652	143,235
Customers	22	6,340	9,881
Penetration	n/a	5.3%	6.9%
Revenue Generating Units	**32,056**	**128,262**	**137,238**

Key Operational Results - Cable

Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are provided by the Wireline segment.

24.4
23.7
23.1
12/31/2009
12/31/2010
12/31/2011

3.4
11.0
2.2
11.9
1.4
12.4
12/31/2009
12/31/2010
12/31/2011
Dial-Up
DSL

Key Operational Results - Wireline

■ Modest access line loss of
 3% in past 12 months
■ Continued broadband
 penetration in LEC area to
 53%
■ 3% growth in DSL
 customers since 12/31/10,
 partially offsetting access
 line losses, resulting in
 total connections of 35.4
 thousand, down from 35.6
 thousand at 12/31/10
Access lines (000s)
Internet Customers (000s)

SHENTEL

Wireless
Wireline
Cable
$138.4
7.0
34.2
15.3
81.9
$74.6
3.5
36.4
10.2
24.5
$53.2
3.5
13.5
8.7
27.5
$55.9
4.5
27.4
11.2
12.8
2009 Actual
2010 Actual
2011 Actual
2012 Budget

Investing in the Future

■ Upgrade of Jet Network is
 approximately 51% complete

■ All remaining systems in
 Virginia, West Virginia and
 Maryland to have upgrades
 completed in 2012

■ Network Vision expected to
 drive $60M of spend in 2012
Capex Spending

Investing in the Future - Network Vision

■ Plan to upgrade 274 cell sites in 2012 and the remaining
 236 in 2013 including:

 ▶ Multi-modal base station at each site
 ▶ Expanded backhaul capacity
 ▶ LTE in the PCS G-block
 ▶ Voice service in the 800Mhz block
■ Expect to accelerate depreciation by

 ▶ $7.3M in 2012
 ▶ $5.3M in 2013
■ Expect to launch LTE as early as Q3 2012

Q&A

Appendix

SHENTEL

Dollars in thousands (except subscribers and revenue per subscriber)

Gross billed revenue	Q4 2010	Q4 2011
Wireless segment total operating revenues	$ 33,896	$ 40,947
Equipment revenue	(1,495)	(1,318)
Tower Lease Revenue	(2,114)	(2,224)
Prepaid Net Service Revenues	(3,149)	(6,471)
Other revenue	(424)	(700)
Wireless service revenue – postpaid	26,714	30,234
Service credits	3,760	4,323
Write-offs	1,362	1,504
Management fee	2,821	3,082
Service fee	4,069	4,623
Gross billed revenue – postpaid	$ 38,726	$ 43,766
Average postpaid subscribers	232,424	245,429
Billed revenue per postpaid subscriber	55.54	59.44

Non-GAAP Financial Measure - Billed Revenue per Postpaid Subscriber